UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 8, 2005
                                                  ------------------------------

                           STRATEGIC ACQUISITIONS, INC
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       0-28963                 13-3506506
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)            Identification  No.)


                  25 Broad St, Ste 20-I, New York, NY                 10004
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                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number: (212) 750-3355
                               -------------------------------------------------
                  355 South End Ave, Ste 22-B, New York, NY 10280
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.  Changes in Registrant's Certifying Accountant.


(a)  Dismissal of Independent Registered Public Accounting Firm.

     On November 8, 2005, Strategic Acquisitions, Inc. (the "Registrant") dismissed Beckstead and Watts LLP ("B&W"), our independent registered public accounting firm, due to cost concerns.

     B&W's reports on the Registrant's financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two (2) most recent fiscal years, as well as the subsequent interim period through November 8, 2005, there were no disagreements with B&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of their disagreement.

     The change of independent registered public accountants was approved by the Registrant's Board of Directors on November 8, 2005.

     In connection with the audits of the two fiscal years ended December 31, 2004, including interim periods through the date of termination on November 8, 2005, B&W did not advise the Registrant of any of the matters identified in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company has provided B&W with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that B&W furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of the letter from B&W to the Securities and Exchange Commission is attached as an exhibit to this filing.

(b) Engagement of New Independent Registered Public Accounting Firm.

     On November 8, 2005, the Company appointed Comiskey & Company, P.C. ("Comiskey") as the Company's new independent registered public accounting firm to audit the Registrant's financial statements. During the two (2) most recent fiscal years and subsequent interim period through November 8, 2005, the Registrant did not consult with Comiskey on any matters described in Items 304(a)(2)(i) or (ii) of Regulation S-B.




ITEM 9.  Financial Statements and Exhibits.

         Exhibit 16.1      Beckstead and Watts LLP letter dated
                           November 10, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STRATEGIC ACQUISITIONS, INC.
                                            ----------------------------
                                                   (Registrant)

Date November 14, 2005


                                            /s/ John P. O'Shea
                                            ----------------------------
                                            John P. O'Shea
                                            President
                                            Principal Executive Officer
                                            & Principal Financial Officer

                                                               EXHIBIT 16.1

                            [BECKSTEAD AND WATTS, LLP]

November 10, 2005



Securities  and  Exchange  Commission
Washington,  DC  20549


Ladies  and  Gentlemen:

The firm of Beckstead and Watts, LLP was previously principal accountant for Strategic Acquisitions, Inc. (the "Company"). We were terminated as principal accountant on November 8, 2005.


We have read the Company's statements included under Item 4 of its Form 8-K dated November 8, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Comiskey & Company, P.C. was not engaged on any matter requiring disclosure under Regulation S-K,
Item 304(a)(2).


Very  truly  yours,


/s/ Beckstead and Watts, LLP